UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2023

SIENTRA, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-36709	20-5551000
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

3333 Michelson Drive, Suite 650 Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

805 562-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SIEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 30, 2023 (the “Effective Date”), Sientra, Inc. a Delaware corporation (the “Company”) entered into a Temporary Waiver and Exchange Agreement (the “Temporary Waiver and Exchange Agreement”) under that certain Amended and Restated Facility Agreement, dated as of October 12, 2022 (as so amended and restated, and as the same may be further amended, modified, restated or otherwise supplemented from time to time from time to time, the “Facility Agreement”) by and among the Company as borrower, certain of the Company’s subsidiaries from time to time party thereto as guarantors and Deerfield Partners, L.P., as agent and lender (“Deerfield”). Pursuant to the Facility Agreement, the Company issued and sold to Deerfield on October 12, 2022 an Original Loan Convertible Note, with an outstanding aggregate principal amount of $50 million (the “Note”). In addition, pursuant to the Facility Agreement, Deerfield holds a Disbursement Loan Convertible Note issued by the Company on October 12, 2022, with an aggregate principal amount of $23 million.

The Temporary Waiver and Exchange Agreement, among other matters, provides:

(i)	for a temporary waiver of the event of default that has occurred and is continuing under Section 7.1(b) of the Facility Agreement as a result of the Company’s failure to satisfy the minimum revenue financial covenant for the fiscal quarter ending September 30, 2023 (the “Specified Event of Default”) set forth in Section 6.10 of the Facility Agreement until the earliest to occur of (A) the first date following the Effective Date on which an Event of Default (as defined in the Facility Agreement) has occurred, other than the Specified Event of Default, (B) the failure of the Company, or the failure of the Company’s subsidiaries party to the Facility Agreement, to comply with any term, condition or covenant set forth in the Temporary Waiver and Exchange Agreement and (C) January 15, 2024 (the “Waiver Period”);

(ii)	for the exchange by Deerfield of $1.2 million of principal amount of the Note into a pre-funded warrant (a “Pre-Funded Warrant”) to purchase 886,635 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), based upon 105.75% of the aggregate principal amount of the Note exchanged, plus the amount of accrued and unpaid interest thereon at an exchange rate equal to the Nasdaq official closing price of the Common Stock as of the Effective Date; and

(iii)	on or before January 15, 2024, Deerfield may (in its sole discretion) elect for the Company to convert up to an additional $18.8 million in aggregate of the principal amount of the Note into one or more Pre-Funded Warrants to purchase additional shares of the Company’s Common Stock, based upon 105.75% of the aggregate principal amount of the Note to be converted, plus the amount of accrued and unpaid interest thereon at an conversion rate equal to the Nasdaq official closing price of the Common Stock as of the Effective Date.

The Pre-Funded Warrants have an exercise price of $0.01 per share and are exercisable at any time after issuance until such Pre-Funded Warrants have been fully exercised in accordance with their terms. The Pre-Funded Warrants are subject to a limitation on the ability to exercise if the Deerfield’s beneficial ownership of Common Stock (together with its affiliates and certain attribution parties) would exceed 4.985% of the outstanding Common Stock.

In addition, during the Waiver Period, for purposes of determining whether or not certain actions are permitted to be taken by or on behalf of the Company or any other loan party upon the satisfaction of any term, condition or requirement in the Facility Agreement or any other Facility Document (as defined in the Facility Agreement) that a default or event of default shall not have occurred and be continuing, the Specified Event of Default shall be deemed to have occurred and be continuing in respect of any such term, condition or requirement, except as set forth in the Temporary Waiver and Exchange Agreement.

The foregoing description of the Temporary Waiver and Exchange Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Temporary Waiver and Exchange Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 2.02 Results of Operations and Financial Condition.

To the extent applicable, the disclosures in Item 7.01 below are incorporated by reference.

The information under Item 2.02 of this Current Report on Form 8-K, including the press release furnished as Exhibit 99.1, is being furnished, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01, above, is hereby incorporated by reference. The issuance of the Pre-Funded Warrants was made in reliance upon an exemption from registration pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure.

On October 30, 2023, the Company issued a press release announcing preliminary third quarter financial results and withdrawing fiscal 2023 guidance. In addition, the Company announced it is exploring strategic alternatives in partnership with its advisors and financial partners to improve its balance sheet and provide the strongest path forward for its continued success. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference.

The information under Item 7.01 of this Current Report on Form 8-K, including the press release furnished as Exhibit 99.1, is being furnished, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Cautionary Statement Regarding Forward-Looking Statements

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, based on management’s current assumptions and expectations of future events and trends, which affect or may affect the Company’s business, strategy, operations or financial performance, and actual results may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties. Forward-looking statements are made only as of the date of this Current Report on Form 8-K. The words ‘‘believe,’’ ‘‘may,’’ ‘‘might,’’ ‘‘could,’’ ‘‘will,’’ ‘‘aim,’’ ‘‘estimate,’’ ‘‘continue, ‘‘anticipate,’’ ‘‘intend,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘position,” or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes are intended to identify estimates, projections and other forward-looking statements. Forward-looking statements may include information concerning the Company’s ability to comply with the terms of the Facility Agreement, including financial covenants, both during and after any waiver period, and/or obtain any additional waivers of any terms of the Company’s Facility Agreement to the extent required, the Company’s unaudited financial information for the third quarter ended September 30, 2023, the Company’s possible or assumed future results of operations, including descriptions of the Company’s revenues, operating expense, profitability, outlook and overall business strategy, the Company’s ability and timing to successfully integrate the Viality™ with AuraClens™ fat transfer system and SimpliDerm® human Acellular Dermal Matrix into its existing operations, the reception of plastic surgeons to the Company’s products, the Company’s ability to expand into aesthetic applications outside of breast procedures, the Company’s ability to add additional products and strategic partnerships, the Company’s ability to capture additional market share and customer accounts in the plastic surgery market, and the Company’s ability to obtain and execute on any strategic alternatives. Such statements are subject to risks and uncertainties, including the audit of the Company’s financial statements which audit is not yet complete and the numbers presented here could differ from the final audited financial statements presented by the Company, the Company’s ability to recapture delayed procedures resulting from the COVID-19 pandemic and other macroeconomic pressures, the positive reaction from plastic surgeons and their patients to the Company’s products, the ability to meet consumer demand including any potential supply issues resulting from the COVID-19 pandemic or the war in Ukraine, the growth of the plastic surgery market and breast procedures, and the ability of the Company to execute on its commercial, operational, marketing, research and development and regulatory plans, and the Company’s ability to obtain and execute on any strategic alternatives. Additional factors that could cause actual results to differ materially from those contemplated in this Current Report on Form 8-K can be found in the Risk Factors section of Sientra’s public filings with the Securities and Exchange Commission. All statements other than statements of historical fact are forward-looking statements. The words ‘‘believe,’’ ‘‘may,’’ ‘‘might,’’ ‘‘could,’’ ‘‘will,’’ ‘‘aim,’’ ‘‘estimate,’’ ‘‘continue, ‘‘anticipate,’’ ‘‘intend,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘position,” or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes are intended to identify estimates, projections and other forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, and such estimates, projections and other forward-looking statements speak only as of the date they were made, and, except to the extent required by law, the Company undertakes no obligation to update or review any estimate, projection or forward-looking statement. Actual results may differ from those set forth in this Current Report on Form 8-K due to the risks and uncertainties inherent in the Company’s business.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant
10.1	Temporary Waiver and Exchange Agreement, dated as of October 30, 2023, among Sientra, Inc., the other loan parties party thereto and Deerfield Partners, L.P.
99.1	Press Release, dated October 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIENTRA, INC.

Date: October 31, 2023	By:	/s/ Ronald Menezes
Ronald Menezes
President and Chief Executive Officer

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